UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE HACKETT GROUP, INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and D-11.

C 1234567890

Online

Go to www.investorvote.com/hckt or scan the QR code – login details are located in the shaded bar below.

Votes submitted electronically must be received by 1:00 a.m., Central Time, on May 5, 2022.

Important Notice Regarding the Availability of Proxy Materials for

The Hackett Group, Inc. Shareholder Meeting to be Held on May 5, 2022

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 Proxy Statement and 2021 Annual Report are available at:

www.investorvote.com/hckt

Easy Online Access – View your proxy materials and vote.
Step 1:	Go to www.investorvote.com/hckt.
Step 2:	Click on the icon on the right to view meeting materials.
Step 3:	Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 22, 2022 to facilitate timely delivery.

	2 N O T	C O Y

03LIUC

The Hackett Group, Inc’s Annual Meeting of Shareholders will be held on May 5, 2022 at The Hackett Group, Inc.

Company Headquarters, 1001 Brickell Bay Drive, 30th Floor, Miami, Florida at 11:00 a.m., Eastern Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a vote FOR the nominees listed and FOR Proposals 2, 3, 4 and 5:

1.	Election of Directors:

01 - Ted A. Fernandez             02 - Robert A. Rivero             03 - Alan T. G. Wix

2.

To approve an amendment to the Company’s 1998 Stock Option and Incentive Plan (the “Plan”) to (i) increase the sublimit under the Plan for restricted stock and restricted stock unit issuances by 1,900,000 shares; and (ii) increase the number of shares authorized for issuance under the Plan by 1,900,000 shares;

3.

To approve an amendment to the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) to (i) increase the number of shares authorized for issuance under the Purchase Plan by 250,000 shares; and (ii) extend the term of the Purchase Plan by five years until July 1, 2028;

4.	To approve, in an advisory vote, the Company’s executive compensation;
5.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2022

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– Internet - Go to www.investorvote.com/hckt.

– Phone - Call us free of charge at 1-866-641-4276.

–   Email - Send an email to investorvote@computershare.com with “Proxy Materials The Hackett Group Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 22, 2022.